SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 4, 2004
                                                         -----------------


                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
             (Exact name of registrant as specified in its charter)
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
                 Colorado                                  333-01173                    84-0467907
  (State or other jurisdiction of incorporation)      (Commission File No.)     (IRS Employer Identification No.)

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            8515 East Orchard Road, Greenwood Village, Colorado       80111
            ---------------------------------------------------       -----
               (Address of principal executive offices)             (Zip Code)

                                 (303) 737-3000
                                ----------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01         REGULATION FD DISCLOSURE

On November 4, 2004, GWL&A Financial Inc., the parent company of the Registrant, issued a press release announcing the issuance of $175 million of deferrable debentures, due in 2034, through an affiliated limited partnership. The deferrable debentures will be offered to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933, as amended. A copy of the press release is attached as Exhibit 99 hereto.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99       GWL&A Financial Inc. press release dated November 4, 2004

         This Form 8-K contains "forward-looking statements" regarding the company's ability to complete this private placement. These forward-looking statements involve a number of risks and uncertainties. Among the important factors that could cause actual results to differ materially from those indicated in such forward-looking statements include uncertainties relating to market conditions for corporate debt securities generally, for the securities of insurance companies and for the company's notes in particular.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 4, 2004
                          GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


                          By: /s/Richard G. Schultz
                          -------------------------
                          Name: Richard G. Schultz
                          Title: Vice President, Counsel and Associate Secretary




                                  EXHIBIT INDEX

Exhibit No.   Description
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99            Press release issued by GWL&A Financial Inc. on November 4, 2004